Exhibit 99.1

NASDAQ: AIDX Investor Webinar August 5, 2026

Forward Looking Statements This presentation may contain forward-looking statements and information relating to, among other things, the Company, its business plan and strategy, and its industry. These statements reflect management's current views with respect to future events based on information currently available and are subject to risks and uncertainties that could cause the Company's actual results to differ materially. Investors are cautioned not to place undue reliance on these forward-looking statements as they contain hypothetical illustrations of mathematical principles, are meant for illustrative purposes, and they do not represent guarantees of future results, levels of activity, performance, or achievements, all of which cannot be made. Moreover, no person nor any other person or entity assumes responsibility for the accuracy and completeness of forward-looking statements, and the Company is under no duty to update any such statements to conform them to actual results. Specifically, the modeled sensitivity/specificity estimates on Slide 10 and the revenue projections on Slide 13 are hypothetical illustrations based on assumptions described therein and are not guarantees of future clinical or financial performance. In some cases, you can identify forward-looking statements by terminology such as "may," "will," "should," "expects," "intends," "plans," "anticipates," "believes," "estimates," "predicts," "potential," "continue" or the negative of these terms or other comparable terminology. These statements are only predictions. You should not place undue reliance on forward-looking statements because they involve known and unknown risks, uncertainties and other factors, which are, in some cases, beyond our control and which could materially affect results. If our underlying assumptions prove to be incorrect, actual events or results may vary significantly from those implied or projected by the forward-looking statements. No forward-looking statement is a guarantee of future performance. Forward looking statements contained in this presentation include statements regarding (a) the risk that FDA does not authorize OneTest on the anticipated timeline or at all; (b) the risk that CMS does not grant coverage or reimbursement at assumed rates; (c) the risk that clinical data does not support regulatory approval; (d) competitive risks from Grail, Exact Sciences, and others; (e) dependence on third-party data sets and collaborators; (f) the risk that revenue projections are based on a single-company analogy that may not be predictive and other risks disclosed under the heading "Risk Factors" in reports that we file with the Securities and Exchange Commission. The forward-looking statements in this presentation represent our views as of the date of this presentation. We anticipate that subsequent events and developments will cause our views to change. However, while we may elect to update these forward-looking statements at some point in the future, we assume no obligation to update or revise any forward-looking statements except to the extent required by applicable law. You should, therefore, not rely on these forward-looking statements as representing our views as of any date subsequent to the date of this presentation. In addition, statements that "we believe" and similar statements reflect our beliefs and opinions on the relevant subject. These statements are based upon information available to us as of the date of this presentation, and while we believe such information forms a reasonable basis for such statements, such information may be limited or incomplete, and our statements should not be read to indicate that we have conducted an exhaustive inquiry into, or review of, all potentially available relevant information. These statements are inherently uncertain, and you are cautioned not to rely unduly upon these statements. This presentation does not constitute an offer to sell or an invitation to purchase or subscribe for any securities of the Company for sale in the United States or anywhere else. No part of this presentation shall form the basis of or be relied upon in connection with any contract or commitment, whatsoever. Specifically, these materials do not constitute a "prospectus" within the meaning of the US Securities Act of 1933, as amended, and the regulations enacted thereunder. This presentation does not contain all relevant information relating to the Company or its securities, particularly with respect to the risks and special considerations involved with an investment in the securities of the Company. Any decision to purchase the Company's securities should be made solely on the basis of the information contained in the Company's public filings. Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or passed upon the accuracy or adequacy of this presentation. Any representation to the contrary is a criminal offence. THE INFORMATION CONTAINED IN THIS DOCUMENT IS BEING GIVEN SOLELY FOR YOUR INFORMATION AND ONLY FOR YOUR USE IN CONNECTION WITH THIS PRESENTATION THE INFORMATION CONTAINED HEREIN MAY NOT BE COPIED, REPRODUCED, REDISTRIBUTED, OR OTHERWISE DISCLOSED, IN WHOLE OR IN PART, TO ANY OTHER PERSON IN ANY MANNER.

Today's Presentation • Overview of AIDX (5-minutes; for 1st time attendees) • Updates & Progress since July Webinar (25 minutes) o Commercial Progress & New Customers (David Lees) o Giant Pharmacy Pilot of Longevity Test o East Asia Trip (Jonathan Cohen) • Q&A (10-15 minutes)

Congress Creates a Pathway for Medicare Reimbursement for Multi-Cancer Tests by 2028

On Feb. 3, 2026, the *Multi-Cancer Early Detection Screening Coverage Act* passed Congress and was signed by the President

- Establishes the first statutory pathway for Medicare coverage of MCED blood tests
- CMS authority to reimburse MCEDs beginning in 2028
- Applies to FDA-approved MCED tests deemed clinically appropriate by CMS
- Initial rollout to older Medicare cohorts, with potential expansion over time

A Major Growth Catalyst for MCEDs

- ~67 million Medicare beneficiaries in the U.S. today
- Should accelerate private payer and Medicare Advantage coverage
- Supports MCEDs moving from employer- and self-pay funding into routine preventive care over the next 3+ years
- We believe OneTest may be well-positioned for reimbursement under the 2028 CMS pathway, subject to obtaining FDA authorization and satisfying CMS clinical appropriateness criteria.

2020 BIOLABS

Grail’s NHS-Galleri Data at ASCO Signals Trouble for Medicare Coverage of Galleri

At ASCO 2026 (May 30), Grail reported full results from its randomized *NHS-Galleri trial* of 142,000+ NHS participants

- Primary endpoint missed — no drop in combined Stage III/IV cancers overall
- Stage I–II diagnoses rose just 16% when added to standard screening — unlikely to translate into a meaningful mortality benefit
- ctDNA misses many early tumors that shed little DNA (Stage I ~10–20%)
- Requires 2 full tubes of whole blood making serial (more than yearly) screening impractical
- Expensive: $949 per test list price

These results raise questions about the clinical utility profile of ctDNA-based approaches for broad Medicare population screening.


Galleri
Multi-cancer
early detection test
Specimen collection kit | Rx only
GRAIL

2020 BIOLABS

OneTest™ for Medicare:

Biomarker Tracking + Machine Learning + Anti-Inflammatory Diet

Medicare

Biomarker Panel: 12 Markers

Cancer protein tumor markers (PTMs)

- **AFP** — liver, testicular, ovarian
- **CEA** — lung, pancreatic, GI
- **CA 19-9** — pancreatic, liver, GI
- **CA 125** — ovarian, lung
- **CYFRA 21-1** — lung, head/neck, breast
- **CA 15-3** **(women) /** **PSA** **(men)** — breast / prostate
- **HE4** — ovarian

Inflammation Associated markers

- **CRP, ApoA1, B2-Microglobulin, Prealbumin**

Serial Testing & Biomarker Velocity

Repeat testing every 3 or 4 months

- Three tests per year track each marker as a trajectory over time, not a single snapshot.
- Velocity algorithms score each marker's rate of change, flagging tumors as levels begin to rise.

Higher sensitivity

- Rising trends surface early-stage cancers a one-time test within the normal range would miss.

Higher specificity

- Sustained upward trajectories are separated from transient, benign elevations, cutting false positives.

2020 BIOLABS

OneTest Advantages Over ctDNA — Our "Straight A's" • Accuracy for Earlier Stage Cancers • Affordability • Acceleration over Time • Aggregates Data from Multiple Sources • Access at Home & Workplaces • AI Compatible for Consumers & Clinicians

8 At Home Capillary Collection Now Makes Quarterly Testing Practical & Velocity Algorithms Impactful

9 Expect to "bolt-on" or acquire other companies that are vertically or horizontally integrated with 20/20 (e.g., suppliers, distributors, or related products) M&A Strategy Desired Attributes for Acquired Companies • Health & wellness customer base overlaps with those of 20/20 - Early Cancer Detection - Longevity Testing - Healthy Whole Foods that positively impact Biomarker Levels • $2 to $8 million in annualized revenues • Proven year-over-year growth likely to accelerate with modest cash infusions over time • Line of sight to profitability • Shareholders eager for liquidity with limited "exit" options Structure & Operation of Acquired Companies • Mostly stock transaction • Each business to initially operate as a wholly-owned subsidiary (rather than an operating division) • Equity to flow between subsidiaries based on quarterly financial performance • Cost sharing and economies of scale to reduce overhead and burn of each subsidiary - Marketing - AI Development & Deployment - Accounting, Audit, & HR - Legal and IP Development - Government Advocacy

10 How Cologuard's 2014 Medicare Coverage Ignited Exponential Revenue Growth 4 4 2 39 99 266 0 50 100 150 200 250 300 2012 2013 2014 2015 2016 2017 Annual Revenue ($M) ← Medicare Coverage October 2014 FDA Approval Aug 11, 2014 — First stool DNA test approved Medicare NCD Issued Oct 9, 2014 — Coverage for 50M+ beneficiaries Revenue Explosion $2M → $266M in 3 years (133x growth) 133x Revenue Growth 2014 to 2017 post-Medicare Exact Sciences' historical revenue growth is presented for contextual purposes only. AIDX's OneTest is at a fundamentally different stage of development, and past performance of another company's product is not indicative of AIDX's future results. There can be no assurance that OneTest will achieve similar regulatory outcomes, market adoption, or revenue growth.

Revenue Projections & Royalty Pool Sharing Following Medicare Reimbursement Based on 20% Premium over Exact Sciences (Cologuard) Five percent royalty pool on revenues over first 5 years ~ $100 million Royalty pool to be shared with "data investors" on a pro-rata basis Revenue projections (in $millions) : These projections assume that 1) the Company obtains FDA approval, 2) the Company obtained CMS reimbursement, and 3) the test has a broader addressable market based on the number of cancers being tested for. We cannot provide assurance that these will be met.

Q2 2026 Sales Update • Q2 2026 produced our best quarterly cancer testing revenue to date, based on preliminary, unaudited results. • We believe both Q3 and Q4 2026 will show strong year- over-year revenue growth. o Preliminary results may change pending our quarterly close; final results will be reported in our SEC filings. o Growth expectations are forward-looking statements subject to risks and uncertainties; actual results may differ materially.

Q2 2026 Sales Update

Major Wins

- 29 Orders from New Accounts
  - Including Occupational and Preventive Health Companies, Fire Departments, and Primary Care Physicians
- Maryland Firefighter Cancer Screening Program
  - 18 Fire Departments
  - 1,400+ participants
- Selected for Vermont Firefighter Cancer Screening Program
  - Screen up to 4,500 firefighters
  - Anticipated to start in Q3 2026

2020 BIOLABS

New Customers

- Momentum with new customers continues into Q3
- Highlights
  - Strong growth with new customers in the Fire Department, Occupational Health, Military service, and Physician Practice Markets
  - TF – 7294 Foundation
    - Executed purchase agreement expanding access to OneTest for Cancer to the Intelligence Community
  - BodyMetRX – First Commercial Order
    - Increasing OneTest for Cancer's footprint in the health optimization and wellness market
  - Growing enterprise pipeline entering the second half of 2026
- Maintaining strong repeat business from existing customers
  - Clayton County, GA – beginning it's 7th year with OneTest for Cancer

2020 BIOLABS

New Pilot with Giant Food — OneTest™ for Longevity

- **Pilot term:** 3-month pilot expected to begin in August 2026
- **Product:** OneTest™ for Longevity, measuring inflammatory and cardiometabolic biomarkers, run at our CAP-accredited, high-complexity CLIA lab in Gaithersburg, MD.
- **Two channels at participating Giant Food stores:**
    - Capillary blood collection by trained pharmacy associates
    - Retail shelf kits for at-home self-collection
- **Marketing:** joint campaigns led by 20/20, with Giant exploring Flex Points incentives for purchasers.
- **Future Direction:** Discount coupons for anti-inflammatory foods recommended by AI algorithms based on DII and biomarker values

This is a pilot; neither party has an assurance of future business, and pilot terms and fees may change upon completion. Statements about the pilot are forward-looking and subject to risks and uncertainties.

2020 BIOLABS

CEO's Two-Week East Asia Trip • CEO Jonathan Cohen recently completed a two-week trip across East Asia (Taipei, Tokyo, Seoul). • Anticipated results from the trip include: o Commercial expansion in the region o Acquisition of real-world data for use with U.S. regulators and payors o Merger and acquisition opportunities • We expect to provide further details on our September and October webinars. Anticipated outcomes are forward-looking statements subject to risks and uncertainties; no assurance can be given that any commercial, data, or M&A result will be achieved.

Key Takeaway: AIDX has the upside potential of a biopharmaceutical company (in Phase II clinical trials) with the downside protection of an early revenue stage Dx or medtech company Jonathan Cohen CEO 240-453-6343 Investors@2020Biolabs.com NASDAQ: AIDX 2020biolabs.com